SCHEDULE 14C
(Rule 14c-101)
INFORMATION REQUIRED IN INFORMATION STATEMENT

Information Statement Pursuant to Section 14(c) of the
Securities Exchange Act of 1934
Check the appropriate box:

[ x ] Preliminary Information Statement	[ ] Confidential, for use of the Commission only
[ ] Definitive Information Statement

                                Senior Optician Service, Inc.
(Name of Registrant as Specified In Its Charter)

Payment of Filing Fee (Check the appropriate box):
[x]	No fee required.
[ ]	Fee computed on table below per Exchange Act Rules 14c-5(g) and 0-11.

1)	Title of each class of securities to which transaction applies:

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2)	Aggregate number of securities to which transaction applies:

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3)	Price per unit or other underlying value of transaction pursuant to Exchange Act Rule 0-11. (Set forth the amount on which the filing fee is calculated and state how it was determined.)

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4)	Proposed maximum aggregate value of transaction:

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5)	Total fee paid:

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[ ]	Fee paid previously with preliminary materials.

[ ]
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously.  Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.

  1)      Amount Previously Paid:
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  2)      Form, Schedule or Registration Statement No.:
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  3)      Filing Party:
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  4)      Date Filed:
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SENIOR OPTICIAN SERVICE, INC.
No. 195, Zhongshan Road
Heping District, Shenyang
 Liaoning Province, P.R. China

INFORMATION STATEMENT

To the Holders of the Voting Stock:

The purpose of this Information Statement is to notify you that the holders of shares representing a majority of the voting power of Senior Optician Service, Inc. have given their written consent to a resolution adopted by the Board of Directors of Senior Optician Service, Inc. to amend the Certificate of Incorporation so as to change the name of the company to “Vantone International Group, Inc.”  We anticipate that this Information Statement will be mailed on July 27, 2009 to shareholders of record.  On or after August 17, 2009, the amendment of the Certificate of Incorporation will be filed with the Nevada Secretary of State and it will become effective.

The Nevada Revised Statutes permit holders of a majority of the voting power to take shareholder action by written consent. Accordingly, Senior Optician Service, Inc. will not hold a meeting of its shareholders to consider or vote upon the amendment of Senior Optician Service’s Articles of Incorporation.

WE ARE NOT ASKING YOU FOR A PROXY.
YOU ARE REQUESTED NOT TO SEND US A PROXY.

Honggang Yu
July 27, 2009	Chief Executive Officer

VOTING SECURITIES OUTSTANDING

Record Ownership

Stockholders of record entitled to vote were determined as of the close of business on July 14, 2009.  At that date, there were issued, outstanding and of record, as reflected in the corporation’s stock ledger, 5,954,000 shares of Senior Optician Service common stock, each of which entitles the holder thereof to one vote.

The following table sets forth the number of shares of voting stock owned by each person who, as of the record date, owned more than 5% of any class of Senior Optician Service voting stock, as well as the ownership of such shares by each member of the Senior Optician Service Board of Directors and the shares owned by its officers and directors as a group.

Name and Address of Record Owner(1)	Amount of Record Ownership	Percentage of Class
Honggang Yu	5,175,000	86.9%
All officers and directors As a group (3 persons)	5,175,000	86.9%
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(1)	The address of each shareholder is No. 195, Zhongshan Road, Heping District, Shenyang, Liaoning Province, P.R. China.

Beneficial Ownership

On May 14, 2009, Senior Optician Service acquired all of the outstanding capital stock of Vantone International Group Inc., a Nevada corporation (“Vantone International”).  In exchange for the outstanding shares of Vantone International, Senior Optician Service issued 23,947,000 shares of its common stock to the shareholders of Vantone International (the “Share Exchange”). Upon completion of the Share Exchange, there were 29,901,000 shares of the Company’s common stock issued and outstanding.  However, the corporation and the shareholders of Vantone International have agreed that the corporation will not issue certificates for the new shares until the name change becomes effective.  Therefore there remain only 5,954,000 shares on the corporation’s stock record and entitled to vote.

The following table sets forth information known to us with respect to the beneficial ownership of Senior Optician Service’s common stock as of the record date by each person who, as of such date, owned beneficially more than 5% of any class of Senior Optician Service voting stock, as well as the ownership of such shares by each member of the Senior Optician Service Board of Directors and the shares beneficially owned by its officers and directors as a group.

Name and Address of Beneficial Owner(1)	Amount and Nature of Beneficial Ownership(2)	Percentage of Class
Honggang Yu	9,964,400	33.3%
Jichun Li	957,880	3.2%
Yi Tong	287,364	1.0%
All officers and directors as a group (3 persons)	11,209,644	37.5%
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(1)	The address of each shareholder is No. 195, Zhongshan Road, Heping District, Shenyang, Liaoning Province, P.R. China.

(2)	Upon issuance of stock certificates for such shares, all shares will be owned both of record and beneficially.

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AMENDMENT OF THE ARTICLES OF INCORPORATION
TO CHANGE THE NAME OF THE CORPORATION

The Board of Directors of Senior Optician Service has adopted a resolution to change the name of the corporation from Senior Optician Service to “Vantone International Group, Inc.”  The holder of shares representing a majority of the voting power of Senior Optician Service outstanding voting stock as of the record date have given their written consent to the resolution. Under Nevada corporation law, the consent of the holders of a majority of the voting power is effective as shareholders’ approval. We will file the Amendment with the Secretary of State of Nevada on or after August 17, 2009, and it will become effective on the date of such filing (the “Effective Date”).

Reasons for Approving the Name Change

The primary purpose of the name change is to better represent the corporation’s business.  As a result of the Share Exchange described above, the corporation acquired the outstanding capital stock of   Vantone International. Vantone International owns 100% of the registered capital of Shenyang Vantone Healthcare Products Manufacturing Co., Ltd., which itself manages the business of Shenyang Vantone Yuan Trading Co., Ltd. (“Vantone Yuan”), both companies being organized under the laws of The People’s Republic of China.   Vantone Yuan is engaged in the distribution of health and beauty products and equipment, primarily through franchised stores and sales agents throughout China. Vantone Yuan also markets casualty and health insurance policies through the same distribution channels.  Because of this new overall direction in the corporation’s business, the Board of Directors and majority shareholder have determined to change the corporation’s name.

Effect of Name Change on Outstanding Stock Certificates

Certificates for the corporation’s common stock that recite the name “Senior Optician Service, Inc.” will continue to represent shares in the corporation after the Effective Date.  If, however, a shareholder wishes to exchange his certificate for a certificate reciting the name “Vantone International Group, Inc.” after the Effective Date, he may do so by surrendering his certificate to the corporation’s Transfer Agent with a request for a replacement certificate and the appropriate stock transfer fee.  Senior Optician Service’s Transfer Agent is:

Signature Stock Transfer, Inc.
2632 Coachlight Court
Plano, Texas 75093
972-612-4120

No Dissenters’ Rights

Under Nevada law, shareholders are not entitled to dissenters’ rights with respect to any of the transactions described in this Information Statement.

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